EXHIBIT 10.3

731 OFFICE ONE LLC,
a Delaware limited liability company, as mortgagor

(Mortgagor)

to

GERMAN AMERICAN CAPITAL CORPORATION, as mortgagee

(Mortgagee)

AMENDED AND RESTATED
MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT

             Dated:  As of February 28, 2014

             Location:         731 Lexington Avenue

                                     New York, New York

             Condominium

             Unit:                            Office Unit 1 and Office Unit 2

             Block:                         1313
             Lot:                             1002 and 1003

             County:                       New York

PREPARED BY AND UPON
RECORDATION RETURN TO:

Sidley Austin LLP
One South Dearborn
Chicago, Illinois 60603
Attention:  Charles E. Schrank, Esq.

AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF
LEASES AND RENTS AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Mortgage”) is made as of this 28th day of February, 2014, by 731 OFFICE ONE LLC, a Delaware limited liability company, having its principal place of business at c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652, as mortgagor (“Mortgagor”), for the benefit of  GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York 10005, collectively, as mortgagee (collectively, together with its successors and/or assigns, “Mortgagee”).

This Mortgage amends and restates in its entirety the mortgage described on Exhibit B attached hereto and made a part hereof which is now held by Lender (the “Prior Mortgage”), to form a single lien in the consolidated principal sum of $300,000,000.00.

W I T N E S S E T H:

A.        This Mortgage is given to secure a loan (the “Loan”) in the principal sum of THREE HUNDRED MILLION AND NO/100 DOLLARS ($300,000,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof between Mortgagor and Mortgagee (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and evidenced by that certain Consolidated, Amended and Restated Promissory Note dated the date hereof made by Mortgagor to Mortgagee (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof, being hereinafter referred to as the “Note”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B.        Mortgagor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Fee, if any) due to Mortgagee in respect of the Loan under the Loan Documents (the “Debt”) and the performance of all other Obligations (as defined herein).

C.        This Mortgage is given pursuant to the Loan Agreement, and payment, fulfillment and performance by Mortgagor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Mortgagor in favor of Mortgagee delivered in connection with this Mortgage (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage.

D.        NOW THEREFORE, in consideration of the making of the Loan by Mortgagee and the covenants, agreements, representations and warranties set forth in this Mortgage:

Article I.

GRANTS OF SECURITY

Section 1.01        Property Mortgaged.  Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee and its successors and assigns, WITH POWER OF SALE, all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following (collectively, the “Property”):

(a)                Office Units.  The real property described in Exhibit A attached hereto and made a part hereof (the “Office Units”), including, but not limited to, the unit or units (collectively, the “Unit”) in the condominium (the “Condominium”) established pursuant to the instruments more particularly described on Exhibit A, together with the interest of the owner of the Unit in the common areas or elements of the Condominium (including without limitation, all common elements and appurtenant interests related thereto), all as more particularly described on Exhibit A attached hereto and incorporated herein by this reference;

(b)               Additional Property.  All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Office Units and the development of the Office Units and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage;

(c)                Improvements.   The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Office Units (collectively, the “Improvements”);

(d)               Easements.  All easements, rights‑of‑way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Office Units and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Office Units, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Office Units and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)                Equipment.  All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Office Units or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data‑processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”).  Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Mortgagor shall have any right or interest therein;

(f)                Fixtures.  All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Office Units and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Office Units, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”).  Notwithstanding the foregoing, “Fixtures” shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Mortgagor shall have any right or interest therein;

(g)               Personal Property.  All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Office Units and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where the applicable portion of the Property is located (as amended and in effect from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Mortgage, and all proceeds and products of any of the above;

(h)               Leases and Rents.  All leases, subleases or sub‑subleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Office Units and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, sub‑subleases, or other agreements entered into in connection with such leases, subleases, sub‑subleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder (the “Bankruptcy Code”) (collectively, the “Leases”), and all right, title and interest of Mortgagor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the Tenants of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Office Units and the Improvements, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;

(i)                 Condemnation Awards.  Subject to the terms of the Loan Agreement, all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)                 Insurance Proceeds.  Subject to the terms of the Loan Agreement, all proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

(k)               Tax Certiorari.  All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;

(l)                 Rights.  The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

(m)             Agreements.  To the extent the same may be encumbered or assigned by Mortgagor pursuant to the terms thereof without occurrence of a breach or default thereunder, and without impairment of the validity or enforceability thereof, all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Office Units and any part thereof and any Improvements or respecting any business or activity conducted on the Office Units and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder;

(n)               Intellectual Property.  All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o)               Accounts.  (i) All accounts receivable and (ii) the Clearing Account, the Deposit Account and the Cash Management Accounts and all other reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property as required pursuant to the terms of the Loan Documents, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

(p)               Uniform Commercial Code Property.  All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(q)               Proceeds.  Subject to the terms of the Loan Agreement, all proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and

(r)                 Other Rights.  Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (r) above.

AND, without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Office Units (the Office Units, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Office Units or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and mortgaged hereby.

Section 1.02        Assignment of Rents.  Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Notwithstanding the foregoing, subject to the terms of the Assignment of Leases, the Cash Management Agreement, and Section 7.01(h) of this Mortgage, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents.  Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.03        Security Agreement.  This Mortgage is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property.  By executing and delivering this Mortgage, Mortgagor hereby grants to Mortgagee, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”).  Mortgagor authorizes Mortgagee to file or record financing statements with respect to the Collateral in such form and in such offices as are necessary to perfect the security interests of the Mortgagee under this Mortgage. Without in any way increasing the collateral granted hereunder or under the other Loan Documents,  Mortgagor authorizes Mortgagee to use collateral descriptions such as “all personal property” or “all assets”, in each case “whether now owned or hereafter acquired”, whether or not specifically describing good that are or are to become fixtures, or to use words of similar import in any such financing statements.  If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Mortgagee at a convenient place (at the Office Units if tangible property) reasonably acceptable to Mortgagee.  Mortgagor shall pay to Mortgagee on demand any and all reasonable out‑of‑pocket expenses, including reasonable attorneys’ fees and costs, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default.  Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor.  The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Mortgagee to the payment of the Debt in such priority and proportions as set forth in Loan Agreement.  The principal place of business of Mortgagor (Debtor) is as set forth in the introductory paragraph hereof and the address of Mortgagee (Secured Party) is as set forth in the introductory paragraph hereof.

Section 1.04        Fixture Filing.  Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Office Units, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Mortgagor as the Debtor and Mortgagee as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations (including the payment of the Debt) at the time and in the manner provided in this Mortgage, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every Other Obligation set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void;

provided, however, that Mortgagor’s obligation to indemnify and hold harmless Mortgagee pursuant to the provisions hereof shall survive any such payment or release.

Article II.

DEBT AND OBLIGATIONS SECURED

Section 2.01        Obligations.  This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, the payment of the Debt.

Section 2.02        Other Obligations.  This Mortgage and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”):

(a)                the performance of all other obligations of Mortgagor contained herein;

(b)               the performance of each obligation of Mortgagor contained in the Loan Agreement and in each other Loan Document; and

(c)                the performance of each obligation of Mortgagor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.03        Variable Interest Rate.  The Loan secured by this Mortgage is a variable interest rate loan, as more particularly set forth in the Loan Agreement.

Section 2.04        Debt and Other Obligations.  Mortgagor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.05        Loan Repayment.  This Mortgage will be satisfied and discharged of record by Mortgagee prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

Article III.

MORTGAGOR COVENANTS

Mortgagor covenants and agrees that throughout the term of the Loan:

Section 3.01        Payment of Debt.  Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.

Section 3.02        Incorporation by Reference.  All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.  Without limiting the generality of the foregoing, Mortgagor

(i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in each case, to the extent required by and in accordance with the Loan Agreement, and (ii) agrees that the Insurance Proceeds and Awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.

Section 3.03        Performance of Other Agreements.  Mortgagor shall observe and perform each and every term, covenant and provision required to be observed or performed by Mortgagor pursuant to the Loan Agreement or any other Loan Document.

Article IV.

OBLIGATIONS AND RELIANCES

Section 4.01        Relationship of Mortgagor and Mortgagee.  The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Loan Agreement, the Note, this Mortgage or the other Loan Documents shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.

Section 4.02        No Reliance on Mortgagee.  The general partners, members, principals and (if Mortgagor is a trust) beneficial owners of Mortgagor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise in connection with the ownership and operation of the Property.  Mortgagor is not relying on Mortgagee’s expertise, business acumen or advice in connection with the Property.

Section 4.03        No Mortgagee Obligations.

(a)              Notwithstanding the provisions of Subsections 1.01(h) and (m) or Section 1.02, Mortgagee is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents described in Subsection 1.01(h) or (m).

(b)             By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.

Section 4.04        Reliance.  Mortgagor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Mortgagee is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof; that such warranties and representations are a material inducement to Mortgagee in making the Loan; and that Mortgagee would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement.

Article V.

FURTHER ASSURANCES

Section 5.01        Recording of Mortgage, Etc.  Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be reasonably required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Property.  Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by law so to do.

Section 5.02        Further Acts, Etc.  Mortgagor will, at the reasonable cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee pursuant to the terms of this Mortgage or any other Loan Document, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage; provided that in no event shall Mortgagor be required to execute, acknowledge or deliver any act, deed, conveyance, deed of trust, mortgage, assignment, notice of assignment, transfer or assurance that materially increases Mortgagor’s obligations or materially reduces Mortgagor’s rights under the Loan Documents except those in confirmation of the Loan Documents.  Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mortgagee in the Property.  Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting upon the occurrence and during the continuance of an Event of Default any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this Section 5.02.

Section 5.03        Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)              If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt or any Taxes or Other Charges assessed against the Property from the value of the Property for the purpose of taxation or which imposes a tax (other than income taxes), either directly or indirectly, on the Debt or Mortgagee’s interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any.  If Mortgagee is advised by counsel chosen by it that the payment of such tax by Mortgagor would be unlawful or taxable to Mortgagee (unless Mortgagee agrees to pay such tax) or unenforceable or provide the basis for a defense of usury, then Mortgagee shall have the option by written notice of not less than one hundred eighty (180) days to declare the Debt immediately due and payable, in which case, no yield maintenance or other prepayment premium or prepayment penalty shall be due in connection with any such prepayment.

(b)             Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt.  If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred eighty (180) days, to declare the Debt immediately due and payable, in which case, no yield maintenance or other prepayment premium or prepayment penalty shall be due in connection with any such prepayment.

(c)              If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or shall impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

Article VI.

DUE ON SALE/ENCUMBRANCE

Section 6.01        Mortgagee Reliance.  Mortgagor acknowledges that Mortgagee has examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Mortgagor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the repayment of the Debt.  Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Property so as to ensure that, should Mortgagor default in the payment and/or performance of the Obligations, including the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Property.

Section 6.02        No Transfer.  Mortgagor shall not permit or suffer any Transfer of all or any portion of the Property or any direct or indirect interest therein or any Transfer of any direct or indirect interest in Mortgagor to occur except in accordance with the terms of the Loan Agreement or, otherwise, without the prior written consent of Mortgagee.

Article VII.

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.01        Remedies.  Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)                declare the entire unpaid Debt to be immediately due and payable;

(b)               institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)                with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Obligations not then due, unimpaired and without loss of priority;

(d)               sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

(i)                 in connection with any sale or sales hereunder, Mortgagee shall be entitled to elect to treat any of the Property which consists of (x) a right in action, or (y) property that can be severed from the Real Property covered hereby, or (z) any improvements (without causing structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property.  Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Mortgagee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii)               Mortgagee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Mortgagee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property,

Equipment and Fixtures covered hereby, as designated by Mortgagee and Mortgagee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to the Real Property;

(iii)             should Mortgagee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Mortgagee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Mortgagee shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law.  Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Mortgagor, Mortgagee at the time and place specified in the notice of sale, shall sell such Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States.  Mortgagee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

(iv)             if the Property consists of several lots, parcels or items of property, Mortgagee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Mortgagee designates.  Any Person, including Mortgagor or Mortgagee, may purchase at any sale hereunder.  Should Mortgagee desire that more than one sale or other disposition of the Property be conducted, Mortgagee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Mortgagee may designate, and no such sale shall terminate or otherwise affect the Lien of this Mortgage on any part of the Property not sold until all the Obligations have been satisfied in full.  In the event Mortgagee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Mortgagor agrees to pay the reasonable costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(e)                institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(f)                recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;

(g)               apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

(h)               the license granted to Mortgagor under Section 1.02 hereof shall automatically be revoked and Mortgagee may, upon written notice to Mortgagor, enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess

Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make necessary alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict Tenants and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Mortgagor; (vi) require Mortgagor to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as set forth in this Mortgage after deducting therefrom all reasonable out‑of‑pocket expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property;

(i)                 exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing:  (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Mortgagor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee.  Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;

(j)                 apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in the following order of priority:

(i)                 Taxes and Other Charges;

(ii)               Insurance Premiums;

(iii)             interest on the unpaid principal balance of the Note;

(iv)             all other sums payable pursuant to the Note, the Loan Agreement, this Mortgage and the other Loan Documents, including, without limitation, the Prepayment Fee, if applicable, and advances made by Mortgagee pursuant to the terms of this Mortgage; and

(v)               amortization of the unpaid principal balance of the Note;

(k)              pursue such other remedies as may be available at law or in equity; and/or

(l)               apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as set forth herein.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Mortgage shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.02        Application of Proceeds.  The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Mortgagee pursuant to the Note, this Mortgage or the other Loan Documents, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as set forth herein, to the extent consistent with law.

Section 7.03        Right to Cure Defaults.  Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, perform the obligations giving rise to such Event of Default in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof.  Mortgagee is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

Section 7.04        Other Rights, Etc.

(a)               The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage.  Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents.

(b)               It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured.  Possession by Mortgagee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Mortgagee’s possession.

(c)                Upon the occurrence and during the continuance of an Event of Default, Mortgagee may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect.  Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations, without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage.  The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.05        Right to Release Any Portion of the Property.  Subject to the terms of Section 7.2 and 7.4 of the Loan Agreement, Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and Mortgagee may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder.  This Mortgage shall continue as a Lien and security interest in the remaining portion of the Property.

Section 7.06        Right of Entry.  Mortgagee and its agents shall have the right to enter and inspect the Property on the terms set forth in Section 4.10 of the Loan Agreement.

Article VIII.

INDEMNIFICATION

Section 8.01        Mortgage and/or Intangible Tax.  Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Mortgagee and any Person claiming by or through Mortgagee (collectively with Mortgagee, the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including reasonable out‑of‑pocket attorneys’ fees and expenses) but excluding lost profits, diminution in value and other consequential, punitive or special damages, collectively, “Losses”) imposed upon or incurred by or asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Mortgage or any of the Loan Documents (but excluding any income, franchise or other similar taxes).

Section 8.02        Duty to Defend; Attorneys’ Fees and Other Fees and Expenses.  If any of the Indemnified Parties claims indemnification hereunder, such Indemnified Party shall promptly notify Mortgagor in writing of the nature and basis of the claim or legal or administrative proceeding giving rise to such claim for indemnification (each, an “Indemnified Claim”).  Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties and shall have the right to negotiate and enter into and/or consent to any settlement, subject to the prior approval of the Indemnified Party (which approval shall not be unreasonably withheld), provided that (x) such approval shall not be required in connection with any settlement which includes any unconditional release of the Indemnified Party and all related actions for all liability for which the Indemnified Party is seeking indemnification and (y) there is no admission of wrongdoing on the part of the Indemnified Party.  If Mortgagor has assumed the defense of any action brought against the Indemnified Parties, then the Indemnified Parties shall not settle such action without the consent of Mortgagor (which consent shall not be unreasonably withheld), provided that (x) such consent shall not be required in connection with any settlement which includes any unconditional release of the Indemnified Party and all related actions for all liability for which the Indemnified Party is seeking indemnification and (y) there is no admission of wrongdoing on the part of the Indemnified Party.  Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Mortgagor and any Indemnified Party and Mortgagor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Mortgagor, such Indemnified Party shall have the right to reasonably select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party; provided that Mortgagor shall not be liable for the expenses of more than one such separate counsel unless an Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to or in conflict with those available to another Indemnified Party.  Upon demand and subject to the limitations set forth in this Section 8.02, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable out‑of‑pocket fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

Article IX.

WAIVERS

Section 9.01        Waiver of Counterclaim.  To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.

Section 9.02        Marshalling and Other Matters.  To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, to the extent permitted by applicable law, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Mortgage.

Section 9.03        Waiver of Notice.  To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee, except with respect to matters for which this Mortgage or the other Loan Documents specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor, and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which the Loan Documents do not specifically and expressly provide for, and applicable law does not otherwise require, the giving of notice by Mortgagee to Mortgagor.

Section 9.04        Waiver of Statute of Limitations.  To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).

Section 9.05      Waiver of Jury Trial.  MORTGAGOR AND MORTGAGEE EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND EACH FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND MORTGAGEE AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  MORTGAGEE AND MORTGAGOR ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MORTGAGOR AND MORTGAGEE.

Section 9.06        Survival.  The indemnifications made pursuant to Article 8 hereof shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any satisfaction, release or other termination of this Mortgage or any other Loan Document, any assignment or other transfer of all or any portion of this Mortgage or any other Loan Document or Mortgagee’s interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (c) any exercise of Mortgagee’s rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed‑in‑lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Mortgagee following foreclosure or acceptance of a deed‑in‑lieu of foreclosure or at any other time), (d) any amendment to this Mortgage, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Mortgagor from the Obligations or any portion thereof.

Article X.

EXCULPATION

The provisions of Section 10.1 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

Article XI.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

Article XII.

APPLICABLE LAW

Section 12.01    Governing Law; Jurisdiction; Service of Process.  THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AS SET FORTH IN SECTION 10.4 OF THE LOAN AGREEMENT.

Section 12.02    Usury Laws.  Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Mortgagee are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Mortgagee shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Mortgagor to Mortgagee, and (c) if through any contingency or event, Mortgagee receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Mortgagor to Mortgagee, or if there is no such indebtedness, shall immediately be returned to Mortgagor.

Section 12.03    Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.  If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

Article XIII.

DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in the singular or plural form and the word “Mortgagor” shall mean “each Mortgagor, their successors and/or assigns” the word “Mortgagee” shall mean “Mortgagee and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable out‑of‑pocket attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre‑trial, trial and appellate levels, incurred or paid by Mortgagee in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

Article XIV.

MISCELLANEOUS PROVISIONS

Section 14.01    No Oral Change.  This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 14.02    Successors and Assigns.  This Mortgage shall be binding upon, and shall inure to the benefit of, Mortgagor and Mortgagee and their respective successors and permitted assigns, as set forth in the Loan Agreement.

Section 14.03    Inapplicable Provisions.  If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Mortgage, such provision shall be fully severable and this Mortgage shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Mortgage, and the remaining provisions of this Mortgage shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Mortgage, unless such continued effectiveness of this Mortgage, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 14.04    Headings, Etc.  The headings and captions of the various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 14.05    Subrogation.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Mortgagee and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 14.06    Entire Agreement.  The Note, the Loan Agreement, this Mortgage and the other Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Obligations which are the subject of this Mortgage and the other Loan Documents and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect thereto.  Mortgagor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transactions which are the subject of the Note, the Loan Agreement, this Mortgage and the other Loan Documents.

Section 14.07    Limitation on Mortgagee’s Responsibility.  No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger.  Nothing herein contained shall be construed as constituting Mortgagee a “mortgagee in possession.”

Section 14.08    Joint and Several Liability.  If more than one Person has executed this Agreement as “Borrower,” the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

Section 14.09    Recitals.  The recitals hereof are a part hereof, form a basis for this Mortgage and shall be considered prima facie evidence of the facts and documents referred to therein.

Article XV.

STATE‑SPECIFIC PROVISIONS

Section 15.01    Principles of Construction.  In the event of any inconsistencies between the terms and conditions of this Article 15 and the other terms and conditions of this Mortgage, the terms and conditions of this Article 15 shall control and be binding.

Section 15.02    Commercial Property.  Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having its own separate cooking facilities.

Section 15.03    MAXIMUM PRINCIPAL SUM.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS WHICH IS OR UNDER ANY CONTINGENCY MAY BE SECURED AT THE DATE OF EXECUTION HEREOF OR AT ANY TIME THEREAFTER BY THIS MORTGAGE IS THREE HUNDRED MILLION AND NO/100 DOLLARS ($300,000,000.00), PLUS ALL AMOUNTS EXPENDED BY MORTGAGEE UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO PRESERVE, PROTECT AND ENFORCE THE LIEN OF THIS MORTGAGE OR TO PROTECT THE PROPERTY, OR THE VALUE THEREOF, INCLUDING, WITHOUT LIMITATION, ALL AMOUNTS IN RESPECT OF INSURANCE PREMIUMS AND ALL REAL ESTATE TAXES, CHARGES OR ASSESSMENTS IMPOSED BY LAW UPON THE PROPERTY, OR ANY OTHER AMOUNT, COST OR CHARGE TO WHICH MORTGAGEE MAY BECOME SUBROGATED UPON PAYMENT AS A RESULT OF MORTGAGOR’S FAILURE TO PAY AS REQUIRED BY THE TERMS OF THIS MORTGAGE, PLUS ALL ACCRUED BUT UNPAID INTEREST ON THE OBLIGATIONS SECURED HEREBY.

Section 15.04    Trust Fund for Advances.  Pursuant to Section 13 of the New York Lien Law, Mortgagor will receive the advances secured by this Mortgage and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvements and shall apply such advances first to the payment of the cost of any such improvements before using any part of the total of the same for any other purpose.  Mortgagor will indemnify and hold Mortgagee harmless against any loss, liability, cost or reasonable out‑of‑pocket expense, including any judgments, attorneys’ fees, and costs of appeal bonds or printing costs, arising out of or relating to any proceedings instituted by any claimant alleging a violation by Mortgagor of Article 3‑A of the New York Lien Law.

Section 15.05    New York Real Property Law Article 4‑A.  If this Mortgage shall be deemed to constitute a “mortgage investment” as defined by Section 125 of the New York Real Property Law, then this Mortgage shall and hereby does (i) confer upon the Mortgagee the powers and (ii) impose upon Mortgagee the duties of trustees set forth in Section 126 of the New York Real Property Law.

Section 15.06    Statement in Accordance with Section 274‑a of the New York Real Property Law.  The Mortgagee shall, within fifteen (15) days after written request, provide the Mortgagor with the statement required by Section 274‑a of the New York Real Property Law.

Section 15.07    Section 291‑f of New York Real Property Law.  This Mortgage is intended to be, and shall operate as, the agreement described in Section 291‑f of the New York Real Property Law and shall be entitled to the benefits afforded thereby.  Mortgagor hereby covenants and agrees that Mortgagor shall not, without the consent of Mortgagee, (i) accept any surrender, or amend, modify or waive the provisions, of any Lease or terminate, reduce rents under or shorten the term of any Lease, except pursuant to and in accordance with the provisions of the Loan Agreement, or (ii) collect any Rents (exclusive of security deposits) more than thirty (30) days in advance of the time when the same shall become due.  Mortgagor shall (unless such notice is contained in such tenant’s Lease) deliver notice of this Mortgage in form and substance reasonably acceptable to Mortgagee, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of Section 291‑f.

Section 15.08    Sections 254, 271, 272 and 291‑f of New York Real Property Law.  All covenants of Mortgagor herein contained shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections, 254, 271, 272 and 291‑f of the New York Real Property Law.

Section 15.09    Real Property Law.  In the event of any conflict, inconsistency or ambiguity between the provisions of Section 3.02 hereof and the provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of Section 3.02 shall control.

Section 15.10    RPAPL.  If an Event of Default shall occur and be continuing, Mortgagee may elect, with or without entry or taking possession of the Property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, to sell (and, in the case of any default of any purchaser, resell) the Property or any part thereof pursuant to any procedures provided by applicable law, including, without limitation, exercise of the power of foreclosure granted to Mortgagee by Article 13 of the New York Real Property Actions and Proceedings Law (the “RPAPL”).  In such case, Mortgagee may commence a civil action to foreclose this Mortgage pursuant to Article 13 of the RPAPL to satisfy the Debt and all other amounts secured hereby or exercise any other right and/or remedy provided under applicable law.

Section 15.11    Reduction or Increase of the Mortgage Indebtedness.  The portion of the Debt secured by this Mortgage shall be reduced only by the last and final sums that Mortgagor repays with respect to the Loan and shall not be reduced by any intervening repayments of the Loan by Mortgagor, except as may otherwise be permitted or required herein or in the Loan Agreement.  No increase in the Debt following the date hereof shall increase the maximum aggregate principal amount of indebtedness secured by this Mortgage, except to the extent provided in Section 15.3 hereof.  Without limiting the foregoing provisions of this Section 15.11, amounts of the Debt repaid under the Loan Agreement shall be applied in accordance with the terms of the Loan Agreement.

Section 15.12    Consolidation of Prior Mortgages.  Mortgagor, and by its execution hereof, Mortgagee, hereby agree that this Mortgage consolidates, amends and restates in their entirety the “Prior Mortgages”, to form a single lien in the consolidated principal sum of $300,000,000.00.  The lien of each of the mortgages constituting this Mortgage which does not encumber the whole of the Property, including, without limitation, the Property as described in Exhibit A attached hereto, is hereby extended and spread to cover the whole of the Property and the Property is hereby mortgaged by Mortgagor to Mortgagee with the same force and effect as though the Property had been originally described in each of such mortgages.

Article XVI.

ASSIGNMENT OF CONDOMINIUM RIGHTS

Section 16.01       Assignment of Condominium Rights.

a)     This Section 16.01constitutes a present, absolute, effective, irrevocable and completed assignment by Borrower to Lender of all of Borrower's right, title and interest in and to the Amended and Restated Declaration of Beacon Court Condominium made under the Condominium Act, dated February 8, 2005 and recorded on March 9, 2005, in the Office of the Register, The City of New York, County of New York, in CRFN 2005000139245 (the “Condominium Declaration”) and any and all rights, remedies and powers of Borrower thereunder, including, but not limited to the right to exercise any voting rights under the Condominium Declaration, the rights under Section 6.3.4 of the By-Laws of Beacon Court Condominium (the “By-Laws”) and the right to appoint members of the board of trustees (collectively, the “Condominium Rights”); it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Subject to the terms of Section 16.01( c) hereof, Lender hereby assumes all of Borrower's right, title and interest in and to the Condominium Declaration and the rights to exercise the Condominium Rights. Nevertheless, subject to the terms of the Proxy, Lender grants to Borrower a revocable license to exercise the Condominium Rights, subject, however, to compliance with the provisions of this Security Instrument and the other Loan Documents.

b)     During the continuance of an Event of Default, a casualty and/or condemnation, the license granted in Section 16.01(a) above shall, to the extent permitted by law, immediately cease and terminate, without waiver of such Event of Default, with or without notice, and without any action or proceeding or the intervention of a receiver appointed by a court, and Lender or an agent or receiver appointed by Lender may, to the extent permitted by law, without regard for the adequacy of the security for the Obligations, the commission of waste or the solvency of Borrower, without limiting any of the Lender's rights and remedies under any of the Loan Documents or otherwise available at law or in equity and subject to applicable statutory requirements, if any, immediately be entitled to exercise all of the Condominium Rights, whether or not Lender enters upon or takes control of the Property.

c)     Until such time as Lender has taken actual possession and title of the Property, this Article shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in the Condominium Declaration, the By-Laws or otherwise impose any obligation upon Lender. From and after the date Lender has taken actual possession and title of the Property, any liability imposed upon Lender with respect to the Condominium Declaration shall be limited in all respects to its then current interest in the Property. Nothing in this Article shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession and title of the Property by Lender or any of its agents.

d)    In addition to any other rights Lender may be granted pursuant to this Article and notwithstanding anything to the contrary contained in this Article, Lender shall be a Permitted Mortgagee (as such term is defined in the Condominium Declaration) for all purposes under the Condominium Declaration and By-Laws and shall be entitled to exercise any and all rights granted therein to a Permitted Mortgagee.

e)     Borrower hereby agrees and acknowledges that as such Permitted Mortgagee, and in accordance with Section 12.5 of the By-Laws, Lender shall have the right to be the Insurance Trustee and any and all Insurance Proceeds and Awards payable to the Insurance Trustee under the By-Laws shall be paid to Mortgagee.

f)      Notwithstanding anything to the contrary contained herein, Borrower hereby grants to Lender an irrevocable proxy and power of attorney, coupled with an interest, to be used by Lender, in its sole and absolute discretion, in connection with any vote or solicitation of consents of the Unit Owners (as such term is defined in the Bloomberg Lease) for the purpose of resolving whether to proceed with the repair or restoration of the Building as provided in Section 6.3.4 of the By-Laws.

g)     Any term used in this Section 16.01 but not defined herein shall have the meaning ascribed to it in the By-Laws.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, THIS MORTGAGE has been executed by Mortgagor and Mortgagee as of the day and year first above written.

MORTGAGOR:

731 OFFICE ONE LLC, a Delaware limited liability company

By:            731 OFFICE ONE HOLDING LLC, a Delaware limited liability company, its sole member

By:      Alexander’s Inc., a Delaware corporation, its sole member

                                                                              By:     /s/ Alan J. Rice
                                                                                        Name: Alan J. Rice
                                                                                        Title:  Secretary

731 Lexington – Amended and Restated Mortgage

ACKNOWLEDGMENT (BORROWER)

STATE OF NEW YORK           )
                                                    )        ss.:
COUNTY OF NEW YORK       )

On the 24th day of February in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan Rice, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.  Witness my hand and official seal.

/s/ Katherine G Cornish

Notary Public

Katherine G Cornish

Notary Public, State of New York

No. 01CO6267931

Qualified in New York County

Certificate Filed in New York County

Commission Expires August 27, 2016

731 Lexington – Amended and Restated Mortgage

MORTGAGEE:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:/s/ David Goodman
Name: David Goodman
Title: Director

By:/s/Lisa Paterson
Name: Lisa Paterson
Title: Director

731 Lexington – Amended and Restated Mortgage

ACKNOWLEDGMENT (GERMAN AMERICAN CAPITAL CORPORATION)

STATE OF NEW YORK           )
                                                    )        ss.:
COUNTY OF NEW YORK       )

On the 24th day of February in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared David Goodman and Lisa Paterson, each personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, each individual, or the person upon behalf of which the individual acted, executed the instrument.  Witness my hand and official seal.

/s/ Theresa Ellel

Notary Public

Theresa Ellel

Notary Public, State of New York

No. 01EL6276003

Qualified in Queens County

Commission Expires February 4, 2017

731 Lexington – Amended and Restated Mortgage

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Unit (in the Building located at and known as Beacon Court Condominium and by Street Number 151 East 58th Street, New York), designated and described as Office Unit 1 and Office Unit 2 (hereinafter called the "Units") in the Declaration (hereinafter called "Declaration") made by the Sponsor under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated 12/4/2003 and recorded 2/3/2004 in the Office of the Register The City of New York, County of New York, as CRFN 2004000064392, as amended and restated by Amended and Restated Declaration dated 2/8/2005, recorded 3/9/2005 in CRFN 2005000139245, establishing a plan for Condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the "Property") and also designated and described as Tax Lots No. 1002 and 1003, respectively, Block 1313 Section 5, Borough of Manhattan on the Tax Map of the Real property assessment department of the City of New York and on the floor plans of said Building certified by Peter Claman, Registered Architect on 1/30/2004 and filed as Condominium Plan No. 1350 on 2/3/2004 in the aforesaid Register's Office in CRFN 2004000064383, amended Floor Plans filed as Condominium Plan No. 1350-A on 3/9/2005 in CRFN 2005000139246.

The land upon which the Building containing the Unit is erected as follows:

DESCRIPTION OF THE LAND

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly along the westerly side of Third Avenue, 200 feet l0 inches to the northerly side of East 58th Street;

THENCE westerly along the northerly side of East 58th Street 420 feet to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200 feet 10 inches to the southerly side of East 59th Street;

THENCE easterly along the southerly side of East 59th Street, 420 feet to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

DESCRIPTION OF THE COMMERCIAL PREMISES:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East  59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly along the westerly side of Third Avenue, 200 feet l0  inches to the northerly side of East 58th Street;

THENCE westerly along the northerly side of East 58th Street, 420 feet to the  easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200 feet 1 inches  to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420 feet to the  point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth  in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

LESS and EXCEPT:

ALL that portion of the below described parcel lying between a lower horizontal plan drawn at elevation 512 feet 02 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 1 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level, Sandy Hook, New Jersey and an upper horizontal plan drawn at 809 feet 2 inches above such datum level, bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly parallel with the easterly line of Lexington Avenue, 7 feet 6  inches;

THENCE easterly parallel with the northerly line of East 58th Street, 35 feet 0 inches;

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THENCE southerly parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

DESCRIPTION OF THE RESIDENTIAL PREMISES

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level, Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level, bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches East of easterly line of Lexington Avenue:

RUNNING THENCE northerly parallel with easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 5 feet l0 feet;

THENCE northerly parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly parallel with the northerly line of East 58th Street, 5 feet l0 inches;

THENCE northerly parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly parallel with the northerly line of East 58th Street, 103 feet 6 feet;

THENCE southerly parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

TOGETHER with an undivided 49.0559% and 14.0095% interests, respectively, in the Common Elements of the Property as described in the Declaration (hereinafter called the "Common Elements") recorded as CRFN 2004000064392.

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EXHIBIT B

MORTGAGE SCHEDULE

MORTGAGES 5, 16, 17, 19, 20, 22, 23, 24 AND 25, AS CONSOLIDATED, AMENDED AND RESTATED, ENCUMBER OFFICE UNIT 1 AND OFFICE UNIT 2

MORTGAGES 1 THROUGH 4 ARE FOR INFORMATION ONLY AND SUBSEQUENTLY SPLIT AND SEVERED

MORTGAGE 1 ORIGINALLY COVERED THE DESCRIBED PREMISES AND OTHER PREMISES, TO WIT:

Queens County, NY:

Block 2084, Lot 101

Block 2080, Lot 101

Block 2077, Lots 90 & 98

Block 2076, Lots 50 & 63

Bronx County, NY:

Block 2362, Lots 44, 52, 53, 71 & 72

Block 3167, Lot 1

Block 3175, Lot 26

Bergen County, NJ:

Block 1201, Lot 1

Kings County, NY:

Block 8470 p/o Lot 55

NOTE: Mortgage 1 is also recorded in Reel 1310, Pgs. 1 and 68 in the Bronx County Register's Office; Reel 4088, Pgs. 569, 615 and 659 in the Queens County Register's Office; Mortgage Book 8953, Pg. 802 in the Bergen County, NJ Clerk's Office and Reel 3481, Pg. 1507 in the Kings County Register's Office.

(1) MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING made by Seven Thirty One Limited Partnership and Alexander's Department Store of Lexington Avenue, Inc. to First Fidelity Bank, National Association dated 3/15/1995, recorded 3/20/1995 in Reel 2192 Page 1291 to secure the sum of $30,000,100.00 and interest. (Mortgage tax paid: $ -0-)

UNRECORDED MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT, dated as of 3/15/1998 as disclosed below:

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NOTE AND MORTGAGE MODIFICATION and SEVERANCE AGREEMENT made by and among Alexander's of Fordham Road, Inc., Alexander's of Third Avenue, Inc., Alexander's, Inc., Alexander's of Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank f/k/a First Fidelity Bank, National Association dated 6/18/1998, recorded 9/10/1998 in Reel 2703 Page 1797.

Severs Mortgage into two (2) separate liens as follows:

(i) Lien in the amount of $10,000,000.00 to be secured by the "Kings Plaza Mortgage" in Reel 3481 Page 1507 in the Kings County Register's Office.

(ii) Lien in the amount of $20,000,000.00 to be secured by Mortgage 1 herein and other mortgages, which do not affect premises described in Schedule A.

MORTGAGE MODIFICATION and EXTENSION AGREEMENT made by and among Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. and First Union National Bank (f/k/a First Fidelity Bank, National Association) dated 3/15/1998, recorded 2/16/1999 in Reel 2819 Page 1988.

MORTGAGE MODIFICATION and EXTENSION AGREEMENT made by and among Alexander's of Fordham Road, Inc., Alexander's of Third Avenue, Inc., Alexander's, Inc., Alexander's of Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank f/k/a First Fidelity Bank, National Association dated 3/29/1999, recorded 4/20/1999 in Reel 2859 Page 174.

MORTGAGE MODIFICATION and EXTENSION AGREEMENT made by and among Alexander's of Fordham Road, Inc., Alexander's, Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank dated as of 4/14/2000, recorded 4/3/2001 in Reel 3265 Page 1882.

MORTGAGE MODIFICATION AND EXTENSION AGREEMENT made between Alexander's Department Stores of Lexington Avenue Inc., Alexander's Department Stores of New Jersey Inc., Seven Thirty One Limited Partnership, Alexander's of Rego Park II Inc., Alexander's of Rego Park III Inc., Alexander's of Third Avenue Inc. and Alexander's Inc. and First Union National Bank, dated 4/27/2001 recorded 5/21/2001 in Reel 3291 Page 1269.

MORTGAGE MODIFICATION AND EXTENSION AGREEMENT made between Alexander's, Inc.; Alexander's of Third Avenue, Inc.; Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc.; Seven Thirty One Limited Partnership; Alexander's Department Stores of Lexington Avenue, Inc.; 59th Street Corporation and First Union National Bank, National Association dated as of 3/15/2002, recorded 6/24/2002 in Reel 3545 Page 2045.

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ASSIGNMENT OF MORTGAGE made by Wachovia Bank, National Association (f/k/a First Union National Bank, f/k/a First Fidelity Bank, National Association to Bayerische Hypo-Und Vereinsbank, AG, as agent for itself and other co-lenders, dated as of 6/24/2002, recorded 9/25/2002 in Reel 3617 Page 2001. Assigns Mortgage 1.

RELEASE OF PART OF MORTGAGED PROPERTY made between First Union National Bank, f/k/a First Fidelity Bank, National Association and Alexander's Department Stores of New Jersey, Inc., dated 8/__/2001, recorded 8/23/2001 in Book 0959 Page 286 in the Bergen County, New Jersey Clerk's Office. Releases the Bergen County premises from the lien of Mortgage 1.

RELEASE OF MORTGAGED PREMISES FROM MORTGAGE made by Wachovia Bank, National Association (f/k/a First Union National Bank, f/k/a First Fidelity Bank, National Association) to Alexander's of Third Avenue, Inc., dated as of 7/3/2002, recorded 8/1/2002 in Reel 2030 Page 1531, in the Bronx County Register's Office. Releases Block 2632 Lot 44 (f/k/a 44, 52 and 53) and 71 and 72 in Bronx County from the lien of Mortgage 1.

SATISFACTION OF MORTGAGE made by First Union National Bank (f/k/a First Fidelity Bank National Association) recorded 5/16/2001 in Reel 1867 Page 1792. Discharges of record the Mortgage recorded in Reel 1310 Page 68 in the Bronx County Register's Office.

(2) MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING made by and among Seven Thirty One Limited Partnership, a New York limited partnership and Alexander's Department Stores of Lexington Avenue, Inc., a New York Corporation to Vornado Lending Corp., a New Jersey corporation dated 3/15/1995, recorded on 3/22/1995 in Reel 2193 Page 966 to secure the sum of $45,000,000.00 and interest. (Mortgage tax paid: $ -0-)

MORTGAGE MODIFICATION and EXTENSION AGREEMENT made by and among Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue, Inc. and Vornado Lending, L.L.C. (f/k/a Vornado Lending Corp.) dated 3/15/1998, recorded 2/16/1999 in Reel 2819 Page 1998.

SECOND MODIFICATION and EXTENSION AGREEMENT made by and between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue Inc. and Vornado Lending L.L.C. (formerly known as Vornado Lending Corp.) dated as of 3/29/1999, recorded 4/20/1999 in Reel 2859 Page 251.

THIRD MORTGAGE MODIFICATION AND EXTENSION AGREEMENT made by and between Seven Thirty One Limited Partnership and Alexander's Department Stores of Lexington Avenue Inc., and Vornado Lending L.L.C. dated as of 3/15/2000, recorded 1/11/2001 in Reel 3220 Page 2176.

ASSIGNMENT OF MORTGAGE made by Vornado Lending L.L.C. f/k/a Vornado Lending Corp. to Bayerische Hypo-Und Vereinsbank, AG, as agent for itself and other co-lenders, dated as of 7/3/2002, recorded on 9/25/2002 in Reel 3617 Page 2007. Assigns Mortgage 2.

(3) GAP MORTGAGE made by 731 Commercial LLC and 731 Residential LLC to Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as agent for itself and other co-lenders as may

7

exist from time to time, dated 7/3/2002, recorded 9/25/2002 in Reel 3617 Page 2013 to secure the sum of $500,000.00 and interest. (Mortgage tax paid: $13,750.00)

CONSOLIDATED, AMENDED AND RESTATED BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (SERIES NO. 1) made between 731 Commercial LLC, 731 Residential LLC and Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as agent for itself and other co-lenders that may exist from time to time, dated as of 7/3/2002, recorded 9/25/2002 in Reel 3617 Page 2024. Consolidates, amends and restates Mortgages in Reel 2192 Page 1291, Reel 2193 Page 966 and Reel 3617 Page 2013 (Mortgages 1, 2 and 3 respectively) into a single lien in the consolidated principal sum of $55,500,000.00.

(4) GAP MORTGAGE made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to BAYERISCHE HYPO-UND VEREINSBANK, AG, New York Branch, as agent for itself and other co-lenders dated 3/5/03, recorded 5/1/03 in CRFN 2003000112521 to secure the sum of $159,500,000.00 and interest. (Mortgage tax paid: $4,386,250.00)

CONSOLIDATED, AMENDED AND RESTATED BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made between 731 Commercial LLC and 731 Residential LLC and Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as agent for itself and other co-lenders that may exist from time to time, dated 3/5/2003 and recorded 5/1/2003 as CRFN 2003000112522. Consolidates prior mortgages into a single lien of $215,000,000.00.

ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, AS AGENT AND AS LENDER to HYPO REAL ESTATE CAPITAL CORPORATION IN ITS CAPACITY AS SUCCESSOR AGENT FOR ITSELF AND SUCH OTHER CO-LENDERS AS MAY EXIST FROM TIME TO TIME dated as of 12/4/2003, recorded 3/16/2004 as CRFN 2004000158503. Assigns Mortgages 1 through 4, as consolidated.

SUBORDINATION OF MORTGAGE TO CONDOMINIUM DECLARATION made between Hypo Real Estate Capital Corporation, as agent for itself and other co-lenders as may exist from time to time, and 731 Residential LLC and 731 Commercial LLC, dated as of 2/13/2004, recorded 11/24/2004 in CRFN 2004000725910. Subordinates Mortgages 1 through 4, as consolidated, amended and restated, as well as other mortgages, to Declaration of Condominium recorded in CRFN 2004000064392.

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT made between 731 Commercial LLC and 731 Residential LLC and Hypo Real Estate Capital Corporation, as agent for itself and other co-lenders as may exist from time to time, dated as of 2/13/2004 recorded 11/24/2004 in CRFN 2004000725900.

Splits and severs mortgages 1 through 4, as consolidated, into two (2) separate liens:

(i) $125,000,000.00 as evidenced by Substitute Building Loan Mortgage (Mortgage 25 herein)

8

(ii) $90,000,000.00, as evidenced by Substitute Building Loan Mortgage from which described premises were released by Release recorded 11/24/2004 in CRFN 2004000725917.

(5) PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made between 731 Commercial LLC and 731 Residential LLC and Bayerische Hypo-Und Vereinsbank, AG, New York Branch, as agent for itself and other co-lenders that may exist from time to time, dated 3/5/2003 and recorded 5/1/2003 as CRFN 2003000112524 to secure the sum of $10,000,000.00 and interest. (Mortgage Tax paid: $275,000.00)

**MORTGAGES 6 THROUGH 15, 18 AND 21 ARE PRESENTED FOR INFORMATION ONLY:**

(6) MORTGAGE AND SECURITY AGREEMENT ON LEASEHOLD made by FOUR TIMES SQUARE  CENTER PARTNERS, L.P. to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA dated 7/30/90, recorded 7/31/90 in Reel 1717 Page 2127 to secure the sum of $31,900,000.00 and interest. (Mortgage tax paid: $717,750.00)

ASSIGNMENT OF MORTGAGE made by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA to THE CHASE MANHATTAN BANK dated 3/26/99, recorded 9/20/99, in Reel 2956 page 945. Assigns Mortgage 6.

(7) MORTGAGE AND SECURITY AGREEMENT made by TWELVE TIMES SQUARE CENTER PARTNERS L.P. to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA dated 7/30/90, recorded 7/31/90 in Reel 1717 Page 2238 to secure the sum of $58,800,000.00 and interest. (Mortgage tax paid: $1,323,000.00)

MORTGAGE AND NOTE MODIFICATION AND SEVERANCE AGREEMENT made between TWELVE TIMES SQUARE CENTER PARTNERS L.P. and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA dated as of 7/10/1996, recorded 7/29/1996 in Reel 2349 Page 1228.

Severs mortgage in Reel 1717 Page 2238 into 3 separate liens as follows:

(i) "Original Mortgage" in the amount of $14,278,000.00 as evidenced by Mortgage 7.

(ii) "Substitute Mortgage 1" in the amount of $20,000,000.00 as evidenced by mortgage dated 7/10/1996, recorded 7/29/1996 in Reel 2349 Page 1237.

(iii) "Substitute Mortgage 2" in the amount of $24,522,000.00 as evidenced by mortgage dated 7/10/1996, recorded 7/29/1996 in Reel 2349 Page 1245 (now satisfied).

PARTIAL RELEASE OF MORTGAGED LEASEHOLD made between PRUDENTIAL INSURANCE COMPANY OF AMERICA and TWELVE TIMES SQUARE CENTER PARTNERS L.P. dated as of 7/10/1996, recorded 8/7/1996 in Reel 2353 Page 1756. Releases other premises not made a part hereof (Block 995 Lots 5, 12 & 57) from Mortgage 7 herein as severed into the three aforementioned liens.

9

MORTGAGE SPREADER AGREEMENT made between ONE TIMES SQUARE CENTER PARTNERS L.P., THREE TIMES SQUARE CENTER PARTNERS L.P., FOUR TIMES SQUARE CENTER PARTNERS L.P., TWELVE TIMES SQUARE CENTER PARTNERS L.P. with PRUDENTIAL INSURANCE COMPANY OF AMERICA dated as of 7/10/1996, recorded 7/29/1996 in Reel 2349 Page 1253. Spreads the Original Mortgage to cover additional property known as Site 1 (p/o Block 994), Site 3 (p/o Bock 1014) and Site 4 (p/o Block 1013).

PARTIAL RELEASE OF MORTGAGED LEASEHOLD made between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and THREE TIMES SQUARE CENTER PARTNERS, L.P. dated 2/18/98, recorded 3/9/98 in Reel 2552 Page 247. Releases other property from lien of Mortgage 7.

MORTGAGE AND NOTE SEVERANCE AGREEMENT made between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and ONE TIMES SQUARE CENTER PARTNERS L.P. and FOUR TIMES SQUARE CENTER PARTNERS L.P. dated 3/26/1999, recorded 9/20/1999 in Reel 2956 page 885. Severs Mortgage 7 in the outstanding principal amount of $10,991,266.00 into two liens:

 (i) $5,851,317.00 which does not affect the premises described in Schedule `A'.

(ii) $5,139,949.00 secured by Substitute Mortgage in Reel 2956 page 898.

(8) SUBSTITUTE MORTGAGE made by FOUR TIMES SQUARE CENTER PARTNERS L.P. to PRUDENTIAL INSURANCE COMPANY OF AMERICA dated 3/26/1999, recorded 9/20/1999 in Reel 2956 Page 898 to secure the sum of $5,139,949.00 and interest. (Mortgage tax paid: $0)

ASSIGNMENT OF MORTGAGE made by PRUDENTIAL INSURANCE COMPANY OF AMERICA to THE CHASE MANHATTAN BANK dated 3/26/1999, recorded 9/20/1999, in Reel 2956 page 928. Assigns Mortgage 8.

AGREEMENT OF CONSOLIDATION and MODIFICATION made between FOUR TIMES SQUARE PARTNERS LP and THE CHASE MANHATTAN BANK dated 3/26/1999, recorded 9/20/1999 in Reel 2956 page 989. Consolidates Mortgages 6 and 8 to form a single lien of $37,039,949.00 covering Block 1013 Lot 29 and other premises.

ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK to ANGLE NINETY LLC dated 8/11/1999, recorded 9/20/1999, in Reel 2956 Page 1149. Assigns Mortgages 6 and 8, as consolidated.

ASSIGNMENT OF MORTGAGE made by ANGLE NINETY LLC to THE BANK OF NEW YORK, as agent, dated 1/26/2000, recorded 3/13/2000, in Reel 3064 Page 203. Assigns Mortgages 6 and 8, as consolidated.

(9) ADDITIONAL LOAN MORTGAGE AND AGREEMENT OF CONSOLIDATION AND MODIFICATON OF ACQUISITION LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by NO. 5 TIMES SQUARE DEVELOPMENT LLC to THE BANK OF NEW YORK, as agent and NEW YORK STATE URBAN

10

DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, as collateral agent dated 1/26/2000, recorded 3/13/2000 in Reel 3064 Page 213 to secure the sum of $85,008,340.39 and interest. By its terms, Mortgages 6 and 8 are consolidated to form a single lien of $122,048,289.39. (Mortgage tax paid: $0)

ASSIGNMENT OF MORTGAGE made by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A EMPIRE STATE DEVELOPMENT CORPORATION to THE BANK OF NEW YORK dated as of 1/26/2000, recorded 3/13/2000 in Reel 3064 Page 347. Assigns Mortgages 6, 8 and 9, as consolidated.

MORTGAGE MODIFICATION AGREEMENT made between THE BANK OF NEW YORK and NO. 5 TIMES SQUARE DEVELOPMENT LLC dated as of 1/30/2001, recorded 5/14/2003 as CRFN 2003000129893.

ASSIGNMENT OF MORTGAGE made by THE BANK OF NEW YORK to FLEET NATIONAL BANK dated 4/14/2003, recorded 5/14/2003 as CRFN 2003000129896. Assigns Mortgages 6, 8 and 9, as consolidated.

(10) BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by NO. 5 TIMES SQUARE DEVELOPMENT LLC to THE BANK OF NEW YORK, as agent and NEW YORK STATE URBAN DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, as collateral agent dated 1/26/2000, recorded 3/13/2000 in Reel 3064 Page 259 to secure the sum of $196,779,272.36 and interest. (Mortgage tax paid: $0)

ASSIGNMENT OF MORTGAGE made by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, as collateral agent to THE BANK OF NEW YORK, as administrative agent, dated 1/26/2000, recorded 3/13/2000, in Reel 3064 page 258. Assigns Mortgage 10.

MORTGAGE MODIFICATION AGREEMENT made between THE BANK OF NEW YORK, as agent and NO. 5 TIMES SQUARE DEVELOPMENT LLC dated 1/30/2001, recorded 5/14/2003 in CRFN 2003000129894.

ASSIGNMENT OF EXISTING BUILDING LOAN MORTGAGE made by THE BANK OF NEW YORK to FLEET NATIONAL BANK dated 4/14/2003, recorded 5/14/2003, in CRFN 2003000129897. Assigns Mortgage 10.

BUILDING LOAN NOTES AND MORTGAGE SEVERANCE AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent dated 4/14/2003, recorded 5/14/2003 in CFRN 2003000129899. Severs Mortgage 10 into two liens:

(i) $17,614,659.78 secured by CRFN 2003000129900.

(ii) $179,164,612.58 SECURED BY CRFN 2003000129901.

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(11) SUBSTITUTE BUILDING LOAN `A' MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by NO. 5 TIMES SQUARE DEVELOPMENT LLC to FLEET NATIONAL BANK, as administrative agent dated 4/14/2003, recorded 5/14/2003 in CRFN 2003000129900 to secure the sum of $17,614.659.78 and interest. Created pursuant to severance agreement in CRFN 2003000129899. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE BUILDING LOAN MORTGAGE A made by FLEET NATIONAL BANK, as administrative agent to FLEET NATIONAL BANK, as managing Administrative Agent under the Revolving Credit Agreement, dated 4/14/2003, recorded 5/14/2003, in CRFN 2003000129902. Assigns Mortgage 11.

MORTGAGE CONSOLIDATION and MODIFICATION AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as managing Administrative Agent, dated 4/14/2003, recorded 5/14/2003 in CRFN 2003000129904. Consolidates Mortgages 6, 8, 9 and 11 to form a single lien of $139,662,949.17.

ASSIGNMENT OF AMENDED AND RESTATED SECOND LEASEHOLD MORTGAGE made by FLEET NATIONAL BANK, as managing Administrative Agent under the Revolving Credit Agreement to FLEET NATIONAL BANK, as Administrative Agent, dated 5/30/2003, recorded 6/27/2003, in CRFN 2003000198788. Assigns Mortgages 6, 8, 9 and 11 as consolidated.

(12) SUBSTITUTE BUILDING LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT `B' made by NO. 5 TIMES SQUARE DEVELOPMENT LLC to FLEET NATIONAL BANK, as Administrative Agent dated 4/14/2003, recorded 5/14/2003 in CRFN 2003000129901 to secure the sum of $179,164,612.58 and interest. Created  pursuant to Severance Agreement in CRFN 2003000129899. (Mortgage tax paid: $0)

(13) PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT MORTGAGE made by NO. 5 TIMES SQUARE DEVELOPMENT LLC to THE BANK OF NEW YORK, as agent and NEW YORK STATE URBAN DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, as collateral agent dated 1/26/00, recorded 3/13/00 in Reel 3064 Page 304 to secure the sum of $101,172,438.25 and interest. (Mortgage tax paid: $0)

ASSIGNMENT OF MORTGAGE made by NEW YORK STATE URBAN DEVELOPMENT CORPORATION, d/b/a EMPIRE STATE DEVELOPMENT CORPORATION, as collateral agent to THE BANK OF NEW YORK, as agent, dated 1/26/2000, recorded 3/13/2000, in Reel 3064 page 366. Assigns Mortgage 13.

MORTGAGE MODIFICATION AGREEMENT made between THE BANK OF NEW YORK, as agent and NO. 5 TIMES SQUARE DEVELOPMENT LLC dated 1/30/2001, recorded 5/14/03 in CRFN 2003000129895.

ASSIGNMENT OF MORTGAGE made by THE BANK OF NEW YORK, as agent to FLEET NATIONAL BANK, as administrative agent, dated 4/14/2003, recorded 5/14/2003, in CRFN 2003000129898. Assigns Mortgage 13.

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CONSOLIDATION and MODIFICATION AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent, dated 4/14/2003, recorded 5/14/2003 in CRFN 2003000129903. Consolidates Mortgages 12 and 13 to form a single lien of $280,337,050.83.

CONSOLIDATION and MODIFICATION AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent dated 5/30/2003, recorded 6/27/2003 in CRFN 2003000198789. Consolidates Mortgages 6, 8, 9, 11, 12 and 13 to form a single lien of $420,000,000.00.

NOTE AND MORTGAGE SEVERANCE AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK dated 6/6/2003, recorded 11/18/2003 in CRFN 2003000456396.

Severs consolidated Mortgages into two liens:

(i) $36,341,240.00 which does not affect the premises herein.

(ii) $383,658,760.00 secured by Substitute Mortgage B which has been spread to cover the premises described in Schedule A.

(14) SUBSTITUTE MORTGAGE `B' made by NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent dated 6/6/2003, recorded 11/18/2003 in CRFN 2003000456398 to secure the sum of $383,658,760.00 and interest. Created pursuant to severance agreement recorded 11/18/2003 in CRFN 2003000456396. (Mortgage tax paid: $0)

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT AND CONSOLIDATION OF NOTES made between NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent, dated 6/20/2003, recorded 1/20/2004 in CRFN 2004000035698. Severs Substitute Mortgage B into two liens:

(i) $265,000,000.00 (Second Substitute Mortgage A) which has been subsequently spread to cover the premises described in Schedule `A'.

(ii) $118,658,760.00 (Second Substitute Mortgage B) which does not affect the premises described herein.

(15) SECOND SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT A made by NO. 5 TIMES SQUARE DEVELOPMENT LLC and FLEET NATIONAL BANK, as administrative agent dated 6/20/03, recorded 1/20/04 in CRFN2004000035700 to secure the sum of $265,000,000.00 and interest. Mortgage created pursuant to severance agreement recorded 1/20/04 in CRFN 2004000035698. (Mortgage tax paid: $0)

SECOND MORTGAGE SPREADER AGREEMENT made between NO. 5 TIMES SQUARE DEVELOPMENT LLC, 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC and FLEET NATIONAL BANK, as administrative agent dated 6/20/2003, recorded 1/20/2004 in CRFN

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2004000035701. Spreads CRFN 2004000035700 to cover the premises described in Schedule `A'.

PARTIAL RELEASE OF LIEN OF MORTGAGED PREMISES made between FLEET NATIONAL BANK, as administrative agent and NO. 5 TIMES SQUARE DEVELOPMENT LLC dated 6/20/03, recorded 1/20/04 in CRFN 2004000035702. (Releases Block 1013 Lot 19)

ASSIGNMENT OF SECOND SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT A made by FLEET NATIONAL BANK, as administrative agent to BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch, dated 6/20/2003, recorded 1/20/2004, in CRFN 2004000035703. Assigns Mortgage 15.

AMENDED and RESTATED MORTGAGE made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC and BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch dated 6/20/2003, recorded 1/20/2004 in CRFN 2004000035704.

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT (NO. 1) made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC and BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch dated as of 11/26/2003 recorded 3/16/2004 as CRFN 2004000158493.

Mortgage 15 is hereby split into three separate liens:

(i) Substitute Supplemental Mortgage, Assignment of Leases and Rents and Security Agreement (No. 1) in the amount of $2,265,962.00, recorded 3/16/2004 as CRFN 2004000158494; (Mortgage 16, herein)

(ii) Substitute Project Mortgage, Assignment of Leases and Rents and Security Agreement (No. 1) in the amount of $702,546.00, recorded 3/16/2004 as CRFN 2004000158495; (Mortgage 17, herein) and

(iii) Substitute Mortgage, Assignment of Leases and Rents and Security Agreement C (No. 1) in the amount of $262,031,492.00, recorded 3/16/2004 as CRFN 2004000158496. (Mortgage 18, herein)

(16) SUBSTITUTE SUPPLEMENTAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC TO BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH dated 11/26/2003, recorded 3/16/2004 as CRFN 2004000158494 to secure the sum of $2,265,962.00 and interest. Mortgage created pursuant to Severance Agreement recorded 3/16/2004 as CRFN 2004000158493. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE SUPPLEMENTAL MORTGAGE (NO. 1) MORTGAGE made by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH to BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, in its capacity as agent for itself and such other co-lenders as may exist from time to time, dated as of 11/26/2003, recorded 3/16/2004 as CRFN 2004000158497. Assigns Mortgage 16.

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AMENDED AND RESTATED SUPPLEMENTAL LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, AS AGENT FOR ITSELF AND OTHER CO-LENDERS THAT MAY EXIST FROM TIME TO TIME dated as of 11/26/2003, recorded 3/16/2004 as CRFN 2004000158499. Amends and restates Mortgage 16 in its entirety.

ASSIGNMENT OF AMENDED AND RESTATED SUPPLEMENTAL LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) made by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, in its capacity of holder of the mortgage to HYPO REAL ESTATE CAPITAL CORPORATION, in its capacity as successor agent for itself and such other co-lenders as may exist from time to time, dated as of 12/4/2003, recorded 3/16/2004 as CRFN 2004000158504. Assigns Mortgage 16.

(17) SUBSTITUTE PROJECT MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH dated 11/26/2003, recorded 3/16/2004 as CRFN 2004000158495 to secure the sum of $702,546.00 and interest. Mortgage created pursuant to Severance Agreement recorded 3/16/2004 as CRFN 2004000158493. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE PROJECT MORTGAGE (NO. 1) made by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH to BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH in its capacity as agent for itself and such other co-lenders as may exist from time to time, dated as of 11/26/2003, recorded 3/16/2004 as CRFN 2004000158498. Assigns Mortgage 17.

CONSOLIDATED, AMENDED AND RESTATED PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) made between 731 COMMERCIAL LLC, 731 RESIDENTIAL LLC and BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, AS AGENT FOR ITSELF AND OTHER CO-LENDERS THAT MAY EXIST FROM TIME TO TIME dated as of 11/26/2003, recorded 3/16/2004 as CRFN 2004000158500. Consolidates Mortgages 5 and 17 to form a single lien of $10,702,546.00.

ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 1) mde by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as agent and as lender to HYPO REAL ESTATE CAPITAL CORPORATION in its capacity as successor agent for itself and such other co-lenders as may exist from time to time, dated as of 12/4/2003, recorded 3/16/2004 as CRFN 2004000158506. Assigns Mortgages 5 and 17, as consolidated.

(18) SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT C (NO. 1) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH dated 11/26/2003, recorded 3/16/2004 as CRFN 2004000158496 to secure the sum of

15

$262,031,492.00 and interest. Mortgage created pursuant to Severance Agreement recorded 3/16/2004 as CRFN 2004000158493. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT C (NO. 1) made by BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH to HYPO REAL ESTATE CAPITAL CORPORATION, dated as of 12/4/2003, recorded 3/16/2004 as CRFN 2004000158508. Assigns Mortgage 18.

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT (NO. 2) made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC (mortgagors) and HYPO REAL ESTATE CAPITAL CORPORATION dated as of 12/29/2003, recorded 5/13/2004 as CRFN 2004000303539.

Mortgage 18 is hereby split into three separate liens:

(i) Substitute Supplemental Mortgage, Assignment of Leases and Rents and Security agreement (No. 2) in the amount of $9,375,000.00, recorded as CRFN 2004000303540; (Mortgage 19, herein)

(ii) Substitute Project Mortgage, Assignment of Leases and Rents and Security Agreement (No. 2) in the amount of $3,555,000.00, recorded as CRFN 2004000303541; (Mortgage 20, herein) and

(iii) Substitute Mortgage, Assignment of Leases and Rents and Security Agreement C (No. 2) in the amount of $249,101,492.00, recorded as CRFN 2004000303542. (Mortgage 21, herein)

(19) SUBSTITUTE SUPPLEMENTAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 2) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 12/29/2003, recorded 5/13/2004 as CRFN 2004000303540 to secure the sum of $9,375,000.00 and interest. Mortgage created pursuant to Severance Agreement recorded as CRFN 2004000303539. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE SUPPLEMENTAL MORTGAGE (NO. 2) made by HYPO REAL ESTATE CAPITAL CORPORATION, as lender to HYPO REAL ESTATE CAPITAL CORPORATION, in its capacity as agent for itself and such other co-lenders as may exist from time to time, dated as of 12/29/2003, recorded 5/13/2004 as CRFN 2004000303543. Assigns Mortgage 19.

CONSOLIDATED, AMENDED AND RESTATED SUPPLEMENTAL LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 2) made between 731 COMMERCIAL LLC, 731 RESIDENTIAL LLC and HYPO REAL ESTATE CAPITAL CORPORATION AS AGENT FOR ITSELF AND OTHER CO-LENDERS THAT MAY EXIST FROM TIME TO TIME dated 12/29/2003, recorded 5/13/2004 as CRFN 2004000303545. Consolidates Mortgages 16 and 19 to form a single lien of $11,640,962.00.

16

(20) SUBSTITUTE PROJECT MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 2) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 12/29/2003, recorded 5/13/2004 as CRFN 2004000303541 to secure the sum of $3,555,000.00 and interest. Mortgage created pursuant to Severance Agreement recorded as CRFN 2004000303539. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE PROJECT MORTGAGE (NO. 2) made by HYPO REAL ESTATE CAPITAL CORPORATION, as lender, to HYPO REAL ESTATE CAPITAL CORPORATION, in its capacity as agent for itself and such other co-lenders as may exist from time to time by assignment dated 12/29/2003, recorded 5/13/2004 as CRFN 2004000303544.

CONSOLIDATED, AMENDED AND RESTATED PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 2) made between 731 COMMERCIAL LLC, 731 RESIDENTIAL LLC and HYPO REAL ESTATE CAPITAL CORPORATION, as agent for itself and other co-lenders that may exist from time to time, dated as of 12/29/2003, recorded 5/13/2004 as CRFN 2004000303546. Mortgages 5, 17 and 20 are hereby consolidated into a single lien of $14,257,546.00.

(21) SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT C (NO. 2) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 12/29/2003, recorded 5/13/2004 as CRFN 2004000303542 to secure the sum of $249,101,492.00 and interest. Mortgage created pursuant to Severance Agreement recorded as CRFN 2004000303539. (Mortgage tax paid: $0)

NOTE AND MORTGAGE MODIFICATION AND SEVERANCE AGREEMENT (No. 3) made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC (mortgagors) and HYPO REAL ESTATE CAPITAL CORPORATION dated 1/28/2004, recorded 7/4/2004 as CRFN 2004000396559.

Mortgage 21 is hereby split into three separate liens:

(i) Substitute Supplemental Mortgage (No. 3) in the amount of $11,300,000.00, recorded as CRFN 2004000396560. (Mortgage 22, herein)

(ii) Substitute Project Mortgage (No. 3) in the amount of $1,330,000.00, recorded as CRFN 2004000396561. (Mortgage 23, herein)

(iii) Substitute Mortgage (No. 3) in the amount of $236,471,492.00, recorded as CRFN 2004000396562. (Mortgage 24, herein)

(22) SUBSTITUTE SUPPLEMENTAL MORTGAGE ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 3) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 1/28/2004, recorded 7/4/2004 as CRFN 2004000396560 to secure the sum of $11,300,00.00 and interest. (Mortgage tax paid: $0)

17

ASSIGNMENT OF SUBSTITUTE SUPPLEMENTAL MORTGAGE (NO. 3) made by HYPO REAL ESTATE CAPITAL CORPORATION to HYPO REAL ESTATE CAPITAL CORPORATION, as agent, dated 1/28/2004, recorded 7/4/2004, as CRFN 2004000396563. Assigns Mortgage 22.

CONSOLIDATED, AMENDED AND RESTATED SUPPLEMENTAL LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (No. 3) made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC and HYPO REAL ESTATE CAPITAL CORPORATION, as agent, dated 1/28/04, recorded 7/4/04 as CRFN 2004000396565. Consolidates Mortgages 16, 19, and 22 to form a single lien of $22,940,962.00.

SUBORDINATION OF MORTGAGE TO CONDOMINIUM DECLARATION made between Hypo Real Estate Capital Corporation, as agent for itself and other co-lenders as may exist from time to time, and 731 Residential LLC and 731 Commercial LLC dated as of 2/13/2004 recorded 11/24/2004 in CRFN 2004000725910. Subordinates Mortgages 16, 19 and 22, as consolidated, amended and restated, as well as other mortgages, to Declaration of Condominium recorded in CRFN 2004000064392.

ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED SUPPLEMENTAL LOAN MORTGAGE (NO. 3) made by Hypo Real Estate Capital Corporation to German American Capital Corporation dated 2/13/2004 recorded 11/24/2004 in CRFN 2004000725915. Assigns Mortgages 16, 19 and 22, as consolidated.

(23) SUBSTITUTE PROJECT MORTGAGE ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (NO. 3) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 1/28/2004, recorded 7/4/2004 as CRFN 2004000396561 to secure the sum of $1,300,000.00 and interest. (Mortgage tax paid: $0)

ASSIGNMENT OF SUBSTITUTE PROJECT MORTGAGE (NO. 3) made by HYPO REAL ESTATE CAPITAL CORPORATION to HYPO REAL ESTATE CAPITAL CORPORATION, AS AGENT by assignment dated 1/28/2004, recorded 7/4/2004, as CRFN 2004000396564. Assigns Mortgage 23.

CONSOLIDATED, AMENDED AND RESTATED PROJECT LOAN MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (No. 3) made between 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC and HYPO REAL ESTATE CAPITAL CORPORATION, AS AGENT dated 1/28/2004, recorded 7/4/2004 as CRFN 2004000396566. Consolidates Mortgages 5, 17, 20 and 23 to form a single lien of $15,587,546.00.

SUBORDINATION OF MORTGAGE TO CONDOMINIUM DECLARATION made between Hypo Real Estate Capital Corporation, as agent for itself and other co-lenders as may exist from time to time, and 731 Residential LLC and 731 Commercial LLC dated as of 2/13/2004 recorded 11/24/2004 in CRFN 2004000725910. Subordinates Mortgages 5, 17, 20 and 23, as consolidated, amended and restated, as well as other mortgages, to Declaration of Condominium recorded in CRFN 2004000064392.

18

ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED PROJECT LOAN MORTGAGE (NO. 3) made by Hypo Real Estate Capital Corporation to German American Capital Corporation dated 2/13/2004 recorded 11/24/2004 in CRFN 2004000725914. Assigns Mortgages 5, 17, 20 and 23, as consolidated.

(24) SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT C (NO. 3) made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION dated 1/28/04, recorded 7/4/04 as CRFN 2004000396562 to secure the sum of $236,471,492.00 and interest. (Mortgage tax paid: $0)

SUBORDINATION OF MORTGAGE TO CONDOMINIUM DECLARATION made between HYPO REAL ESTATE CAPITAL CORPORATION, as agent for itself and other co-lenders as may  exist from time to time, and 731 RESIDENTIAL LLC and 731 COMMERCIAL LLC, dated as of 2/13/2004 recorded 11/24/2004 in CRFN 2004000725911. Subordinates Mortgage 24 to Declaration of Condominium recorded in CRFN 2004000064392.

ASSIGNMENT OF SUBSTITUTE MORTGAGE C (NO. 3) made by HYPO REAL ESTATE CAPITAL CORPORATION to GERMAN AMERICAN CAPITAL CORPORATION, dated 2/13/2004 recorded 11/24/2004 in CRFN 2004000725916. Assigns Mortgage 24.

(25) SUBSTITUTE SUBORDINATE BUILDING LOAN MORTGAGE made by 731 COMMERCIAL LLC and 731 RESIDENTIAL LLC to HYPO REAL ESTATE CAPITAL CORPORATION, dated 2/13/2004 recorded 11/24/2004 in CRFN 2004000725903 to secure the sum of $125,000,000.00 and interest. This Mortgage created pursuant to Note and Mortgage Modification and Severance Agreement recorded in CRFN 2004000725900. (Mortgage Tax paid: $0)

ASSIGNMENT OF SUBORDINATE BUILDING LOAN MORTGAGE made by HYPO REAL ESTATE CAPITAL CORPORATION to GERMAN AMERICAN CAPITAL CORPORATION, dated 2/13/2004 recorded 11/24/2004 in CRFN 2004000725913. Assigns Mortgage 25.

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS made by and between 731 OFFICE ONE LLC and GERMAN AMERICAN CAPITAL CORPORATION dated as of 2/13/2004 recorded 11/24/2004 in CRFN 2004000725918. Consolidates Mortgages 5, 17, 20 and 23, as previously consolidated, Mortgages 16, 19 and 22, as previously consolidated, Mortgage 24 and Mortgage 25 to form a single lien of $400,000,000.00 and amends and restates the terms thereof.

ASSIGNMENT OF MORTGAGE made by GERMAN AMERICAN CAPITAL CORPORATION to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF COMM 2004-LNB3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, dated as of 7/12/2004 recorded 1/12/2005 in CRFN 2005000024689. Assigns Mortgages 5, 17, 20, 23, 16, 19, 22, 24 and 25, as consolidated.

ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF COMM 2004-LNB3 COMMERCIAL MORTGAGE

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PASS-THROUGH CERTIFICATES to GERMAN AMERICAN CAPITAL CORPORATION, dated as of 2/__/2014, to be recorded. Assigns Mortgages 5, 17, 20, 23, 16, 19, 22, 24 and 25, as consolidated.

(26) AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND SECURITY AGREEMENT made by and between 731 OFFICE ONE LLC and GERMAN AMERICAN CAPITAL CORPORATION dated as of 2/__/2014, to be recorded. Amends and restates Mortgages 5, 16, 17, 19, 20, 22, 23, 24 and 25, as consolidated, in the reduced principal sum of $300,000,000.00, plus interest.

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